Exhibit 10.58
FIRST AMENDMENT TO THE
MARATHON PETROLEUM EXECUTIVE DEFERRED COMPENSATION PLAN

Pursuant to the powers of amendment reserved under Section 10.01 of the Marathon Petroleum Executive Deferred Compensation Plan, originally effective as of January 1, 2021 (the “Plan”), the Plan is amended, effective October 1, 2025, as follows:
Section 4.01(a) (Amount of Deferrals) of the Adoption Agreement for the Plan is amended at subsections (i) and (ii) thereof, to read as follows for purposes of participant deferrals non-bonus and bonus compensation otherwise payable to the participant on or after January 1, 2026:
(i)    Compensation other than Bonuses [do not complete if you complete (iii)]

Type of Remuneration	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Base Salary			5%	50%	1%
			%	%	%
			%	%	%

(ii)    Bonuses [do not complete if you complete (iii)]

Type of Remuneration	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Annual Cash Bonus			5%	50%	1%
			%	%	%
			%	%	%

The Plan, as amended by the foregoing changes, is ratified and confirmed in all respects.
IN WITNESS WHEREOF, the undersigned officer has caused this Amendment to be executed effective as of the date specified above.

/s/ Lori B. Glawe
By:	Lori B. Glawe, acting as authorized delegate

Date Signed:	Oct 7, 2025